Exhibit 99.2

Icahn Enterprises L.P. Roadshow Presentation November 2017

Forward - Looking Statements and Non - GAAP Financial Measures Forward - Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements included herein, other than statements that relate solely to historical fact, are “forward - looking statements . ” Such statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events, or any statement that may relate to strategies, plans or objectives for, or potential results of, future operations, financial results, financial condition, business prospects, growth strategy or liquidity, and are based upon management’s current plans and beliefs or current estimates of future results or trends . Forward - looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed,” “should be” and other similar expressions that denote expectations of future or conditional events rather than statements of fact . Our expectations, beliefs and projections are expressed in good faith and we believe that there is a reasonable basis for them . However, there can be no assurance that these expectations, beliefs and projections will result or be achieved . There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward - looking statements contained in this presentation . These risks and uncertainties are described in our Annual Report on Form 10 - K for the year ended December 31 , 2016 and our Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2017 . There may be other factors not presently known to us or which we currently consider to be immaterial that may cause our actual results to differ materially from the forward - looking statements . All forward - looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation . Except to the extent required by law, we undertake no obligation to update or revise forward - looking statements to reflect events or circumstances after the date such statements are made or to reflect the occurrence of unanticipated events . Non - GAAP Financial Measures This presentation contains certain non - GAAP financial measures, including EBITDA, Adjusted EBITDA and Indicative Net Asset Value . The non - GAAP financial measures contained herein have limitations as analytical tools and should not be considered in isolation or in lieu of an analysis of our results as reported under U . S . GAAP . These non - GAAP measures should be evaluated only on a supplementary basis in connection with our U . S . GAAP results, including those reported in our consolidated financial statements and the related notes thereto contained in our Annual Report on Form 10 - K for the year ended December 31 , 2016 and our Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2017 . A reconciliation of these non - GAAP financial measures to the most directly comparable GAAP financial measures can be found in the back of this presentation .

Presenters  Keith Cozza – President & Chief Executive Officer  SungHwan Cho – Chief Financial Officer 3

Agenda  Transaction Overview  Company Overview  Investment Highlights  Financial Performance  Appendix 4

Transaction Overview

Executive Summary  Icahn Enterprises L.P. (“IEP” or the “Company”) is a diversified holding company, with global businesses in Investment, Automotive, Energy, Metals, Railcar, Gaming, Mining, Food Packaging, Real Estate and Home Fashion – Total equity market capitalization of approximately $9.1 (1) billion as of November 29, 2017  The proposed debt issuance will provide IEP with funds needed to refinance their existing $1.275 billion of 2019 Notes through a combination of new Senior Unsecured Notes due 2025, Tack - on 6.75% Senior Unsecured Notes due 2024 and Tack - on 6.25% Senior Unsecured Notes due 2022 (1) Based on closing stock price of $53.57 and approximately 169.1 million depositary units and general partner equivalent intere sts as of November 29, 2017. (2) Includes new issue premium. 6 Sources and Uses of Funds Sources of Funds Uses of Funds ($Millions) New Senior Unsecured Notes due 2025 $500 Refinance 4.875% Senior Unsecured Notes due 2019 $1,275 Tack-on 6.75% Senior Unsecured Notes due 2024 (2) 393 Interest, Fees & Expenses 10 Tack-on 6.25% Senior Unsecured Notes due 2022 (2) 393 Total Sources $1,285 Total Uses $1,285

Capitalization and Credit Statistics Key Points  Strong financial metrics (1) : – Total consolidated liquidity of $6.4 billion – Indicative gross asset value to holding company net debt coverage of 2.4x  Holding company cash and cash equivalents value of $582 million (1)  Affiliates of Carl Icahn owned 90.8% of IEP valued at $8.4Bn (2) as of September 30, 2017 (1) Pro - Forma as of September 30, 2017. (2) Based on closing stock price of $54.86 and approximately 153.5 million depositary units owned by Mr. Icahn as of September 30 , 2 017. (3) Pro - Forma financial data set forth below gives effect to the issuance of $1,285 million of Senior Unsecured Notes (includes new issue premium on new Tack - On Notes) and the redemption of the 4.875% Senior Unsecured Notes due 2019 with the proceeds thereof and adjusted for three transactions which occurred on October 2, 2017: $522 million from the sale of 4,3 82 railcars (a $96 million gain, net of tax), $124 million for the purchase of American Driveline Systems and $300 million investment into the Investment segment. (4) Debt is non - recourse to Icahn Enterprises. (5) Based on closing stock price of $54.86 and approximately 172.5 million depositary units and general partner equivalent intere sts as of September 30, 2017. (6) Indicative gross asset value defined as market value of public subsidiaries, market value of the Holding Company interest in Fun ds and book value or market comparables of other assets. 7 September 30, 2017 ($Millions) Actual Pro-Forma (3) Liquid Assets: Holding Company Cash & Cash Equivalents $484 $582 Holding Company Investment in Funds 2,864 3,164 Holding Company Liquid Assets $3,348 $3,746 Subsidiaries Cash & Cash Equivalents 1,554 1,554 Total Liquid Assets $4,902 $5,300 Holding Company Debt: 4.875% Senior Unsecured Notes due 2019 $1,272 - 6.000% Senior Unsecured Notes due 2020 1,704 1,704 5.875% Senior Unsecured Notes due 2022 1,341 1,341 6.250% Senior Unsecured Notes due 2022 693 693 Tack-On 6.250% Senior Unsecured Notes due 2022 - 393 6.750% Senior Unsecured Notes due 2024 498 498 Tack-On 6.750% Senior Unsecured Notes due 2024 - 393 New Senior Unsecured Notes due 2025 - 500 Mortgages Payable 21 21 Holding Company Debt $5,529 $5,542 Subsidiary Debt (4) 5,669 5,669 Total Consolidated Debt (a) $11,198 $11,211 Minority Interest (b) $6,414 $6,414 Shareholders' Book Equity (c) 4,784 4,880 Total Book Capitalization (a) + (b) + (c) $22,396 $22,505 Stockholders' Market Equity (5) (d) 9,464 9,464 Total Capitalization (a) + (b) + (d) $27,076 $27,089 Supplemental Information: Indicative Gross Asset Value (excluding HoldCo cash) (6) $12,099 $12,001 Indicative Gross Asset Value / Holding Company Net Debt 2.4x 2.4x Holding Company Liquid Assets / Holding Company Debt 0.6x 0.7x

Summary of Terms Issuers Icahn Enterprises L.P. and Icahn Enterprises Finance Corp. (“IEP” or the “Company”). Issue $380.0 in aggregate principal amount of 6.250% Senior Notes due 2022, $380.0 in aggregate principal amount of 6.750% Senior Notes due 2024 and $500.0 in aggregate principal amount of Senior Notes due 2025. Term ▪ Senior Notes due 2025: 8 years; ▪ 6.250% Senior Notes due 2022 & 6.750% Senior Notes due 2024: same as existing. Optional Redemption ▪ Senior Notes due 2025: NC3; ▪ 6.250% Senior Notes due 2022 & 6.750% Senior Notes due 2024: same as existing. Placement Type 144A and Regulation S Private Placement with Registration Rights. Use of Proceeds The net proceeds of this offering of the Notes will be used to redeem all of our outstanding 4.875% Senior Notes due 2019 and to pay related fees and expenses. Guarantees The Notes will be unconditionally guaranteed on a senior unsecured basis by Icahn Enterprises Holdings L . P . Ranking The Notes will rank senior in right of payment to all existing and future subordinated indebtedness and equal in right of payment with all other existing and future senior unsecured indebtedness, The Notes will be effectively subordinated to all indebtedness and liabilities, including trade payables, of all subsidiaries other than Icahn Enterprises Holdings L . P . The Notes will be effectively subordinated to all of our and Icahn Enterprises Holdings L . P . ’s existing and future secured indebtedness to the extent of the collateral securing such indebtedness . Mandatory Redemption None . Change of Control Offer 101 % of aggregate principal amount of Notes repurchased plus accrued and unpaid interest . Covenants Maintenance and Debt Incurrence covenants same as existing Notes: – Maintenance: Fixed Charge Coverage Ratio ≥ 1.5x; – Maintenance: Ratio of Unencumbered Assets to Unsecured Indebtedness > 1.5x; – Debt Incurrence: Ratio of HoldCo Debt to Adjusted Net Worth < 1.15x. Restricted Payments Same as existing 6.750% Notes due 2024. Sole Bookrunner Jefferies LLC. 8 ($Millions)

Company Overview

Overview of Icahn Enterprises  Icahn Enterprises L.P. is a diversified holding company with operating segments in Investment, Automotive, Energy, Gaming, Mi nin g, Railcar, Food Packaging, Metals, Real Estate and Home Fashion  IEP is majority owned and controlled by Carl Icahn – Over many years, Carl Icahn has contributed most of his businesses to and executed transactions primarily through IEP – As of September 30, 2017, Carl Icahn and his affiliates owned approximately 90.8% of IEP’s outstanding depositary units  IEP benefits from cash flows from its subsidiaries: – CVR Energy: $2.00 per share annualized dividend – American Railcar Inc: $1.60 per share annual dividend – Recurring cash flows from our Real Estate segment  IEP has daily liquidity through its ability to redeem its investment in the funds on a daily basis (1) Investment segment total assets represents book value of equity. 10 ($ millions) As of September 30, 2017 Segment Assets Revenue Net (Loss) Income Attrib. to IEP Adj. EBITDA Attrib. to IEP Investment (1) $7,437 $119 $54 $112 Automotive 10,651 10,282 529 768 Energy 4,947 5,730 24 205 Metals 223 376 (3) 12 Railcar 1,910 2,264 1,115 312 Gaming 1,333 949 43 105 Mining 251 96 5 19 Food Packaging 499 376 6 44 Real Estate 931 543 468 40 Home Fashion 193 182 (17) (5) Holding Company 869 66 (298) 28 Total $29,244 $20,983 $1,926 $1,640 Twelve Months Ended September 30, 2017

Summary Corporate Organizational Chart


Icahn Enterprises G.P. Inc.
1%
Icahn Enterprises L.P. (NasdaqGS: IEP)
99% LP Interest
1%
Icahn Enterprises Holdings L.P.
As of September 30, 2017, Icahn Enterprises had investments with a fair market value of approximately $2.9 billion in the Investment Funds
Icahn Capital LP
100%
One of the largest independent metal recycling companies in the US
PSC Metals Inc.
100%
Consists of rental commercial real estate, property development and associated resort activities
AREP Real Estate Holdings, LLC
100%
Provider of home textile products for nearly 200 years
WestPoint Home LLC
100%
Engaged in the distribution of automotive parts in the aftermarket as well as providing automotive services
Icahn Automotive Group LLC
100%
Leading global supplier to the automotive, aerospace, energy, heavy duty truck, industrial, marine, power generation and auto aftermarket industries
Federal-Mogul LLC
100%
62%
American Railcar Industries, Inc. (NasdaqGS:ARII)
Leading North American manufacturer of hopper and tank railcars and provider of railcar repair and maintenance services
84%
Tropicana Entertainment Inc. (OTCPK:TPCA)
Multi-jurisdictional gaming company with eight casinos in New Jersey, Indiana, Nevada, Mississippi, Missouri, Louisiana and Aruba
77%
Ferrous Resources
Brazilian iron ore producer
75%
Viskase Companies Inc. (OTCPK:VKSC)
One of the worldwide leaders in cellulosic, fibrous and plastic casings for processed meat industry
82%
CVR Energy Inc. (NYSE: CVI)
Holding company that owns substantial interests in two separate operating subsidiaries
66%
34%
4%
CVR Refining, LP (NYSE: CVRR)
185k bpd capacity oil refining company in the mid-continent region of the United States
CVR Partners, LP (NYSE: UAN)
Producer and distributer of nitrogen fertilizer products

Note: Percentages denote equity ownership as of November 1, 2017. Excludes intermediary and pass through entities.

11

Deep Team Led by Carl Icahn  Led by Carl Icahn ─ Substantial investing history provides IEP with unique network of relationships and access to Wall Street  Team consists of approximately 20 professionals with diverse backgrounds ─ Well rounded team with professionals focusing on different areas such as equity, distressed debt and credit Name Title Years at Icahn Years of Industry Experience Keith Cozza President & Chief Executive Officer , Icahn Enterprises L.P. 13 16 SungHwan Cho Chief Financial Officer , Icahn Enterprises L.P. 11 20 Courtney Mather Portfolio Manager, Icahn Capital 3 18 Richard Mulligan Portfolio Manager, Icahn Capital 1 38 Brett Icahn Consultant, Icahn Enterprises L.P. 13 13 Jesse Lynn General Counsel, Icahn Enterprises L.P. 13 22 Andrew Langham General Counsel, Icahn Enterprises L.P. 12 18 12

Investment Highlights

Investment Highlights  Diversified Holdings  Exposure to Strong, Cyclical Trends and Economic Recovery  Significant Asset Coverage  Strong, Stable Cash Flow Generation from Operating Subsidiaries 1 2 3 4 14

Diversified Holdings Operating Segments for Icahn Enterprises Automotive(3) 27% Energy(4) 16% Gaming(5) 13% Railcar(6) 8% Food Packaging 2% Metals 1% Real Estate 7% Home Fashion 1% Mining 1% Investment 24% Asset Mix (1)(2) 1  The Company is well diversified across various industries and sectors (1) Indicative Net Asset Value of subsidiaries as of September 30, 2017, refer to slide 22. (2) Excludes Holding Company. (3) Automotive includes Federal - Mogul and Icahn Automotive Group LLC. (4) Energy includes CVR Energy and CVR Refining (direct holding). (5) Gaming includes Tropicana and Trump Entertainment. (6) Railcar includes American Railcar Industries and RemainCo . 15

Diversified Subsidiary Companies with Significant Inherent Value The Company’s diversification across multiple industries and geographies provides a natural hedge against cyclical and general economic swings Global market leader in each of its principal product categories with a long history of quality and strong brand names Geographically diverse, regional properties in major gaming markets with significant consolidation opportunities 200 year heritage with some of the best known brands in home fashion; consolidation likely in fragmented sector Leading global market position in non - edible meat casings poised to capture further growth in emerging markets Established regional footprint positioned to actively participate in consolidation of the highly fragmented scrap metal market A leading, vertically integrated manufacturer of railcars, railcar services and railcar leasing. Strategically located mid - continent petroleum refiner and nitrogen fertilizer producer generating record profitability Long - term real estate investment horizon with strong, steady cash flows AREP Real Estate Holdings, LLC  IEP’s subsidiary companies possess key competitive strengths and / or leading market positions  IEP seeks to create incremental value by investing in organic growth and targeting businesses that offer consolidation opport uni ties ─ Capitalize on attractive interest rate environment to pursue acquisitions and recognize meaningful synergies 16 A Brazilian iron ore mining operation that supplies iron ore products to the global steel industry Engaged in the distribution of automotive parts in the aftermarket as well as providing automotive services

2 Segment: Investment

Company Description

- IEP invests its proprietary capital through various private investment funds (the "Investment Funds") managed by the Investment segment
- Fair value of IEP's interest in the Investment Funds was approximately $2.9 billion as of September 30, 2017
- IEP has daily liquidity through its ability to redeem its investment in the Investment Funds on a daily basis

Highlights and Recent Developments

- Since inception in 2004 through September 30, 2017, the Investment Funds' cumulative return was approximately 130.0%, representing an annualized rate of return of approximately 6.7%
- Long history of investing in public equity and debt securities and pursuing activist agenda
- Employs an activist strategy that seeks to unlock hidden value through various tactics
  - Financial / balance sheet restructurings (e.g., CIT Group, Apple)
  - Operational turnarounds (e.g., Motorola, Navistar)
  - Strategic initiatives (e.g., Motorola, eBay, Manitowoc)
  - Corporate governance changes (e.g., eBay, Gannet)
- The Investment Funds' net notional exposure was net short 77% at September 30, 2017

Historical Segment Financial Summary

Investment Segment	FYE December 31,			LTM September 30,
($ millions)	2014	2015	2016	2017
Select Income Statement Data:				
Total revenues	($218)	($865)	($1,223)	$119
Net income (loss)	(684)	(1,665)	(1,487)	(75)
Net income (loss) attrib. to IEP	(305)	(760)	(604)	54
Select Balance Sheet Data[1]:				
Total equity	$9,062	$7,541	$5,396	$7,437
Equity attributable to IEP	4,284	3,428	1,669	2,882

Historical Returns[2]



(35.6%)
33.3%
15.2%
34.5%
20.2%[3]
30.8%
(7.4%)
(18.0%)
(20.3%)
6.6%[4]
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

(1) Balance Sheet data as of the end of each respective fiscal period.
(2) Represents a weighted-average composite of the gross returns, net of expenses for the Investment Funds.
(3) 2012 gross return assumes that IEP's holdings in CVR Energy remained in the Investment Funds for the entire period. IEP obtained a majority stake in CVR Energy in May 2012. Investment Funds returns were approximately 6.6% when excluding returns on CVR Energy after it became a consolidated entity.
(4) For the nine months ended September 30, 2017.

17

Highlights and Recent Developments  Strategic location and complex refineries allows CVR to benefit from access to price advantaged crude oil  CVR Partners acquired an additional fertilizer plant in April 2016, giving it geographic and feed stock diversity  CVR Energy has annualized dividends of $2.00 per unit ─ CVR Refining did not declare a distribution for 2016 and declared distributions of $0.94 per common unit for the first nine months of operations in 2017 ─ CVR Partners full year distribution was $0.71 per common unit in 2016 and $0.02 per common unit for the nine months ended September 30, 2017 Segment: Energy Company Description  CVR Energy, Inc. (NYSE:CVI) operates as a holding company that owns majority interests in two separate operating subsidiaries: CVR Refining, LP (NYSE:CVRR) and CVR Partners, LP ( NYSE:UAN ) ─ CVR Refining is an independent petroleum refiner and marketer of high - value transportation fuels in the mid - continent of the United States ─ CVR Partners is a manufacturer of ammonia and urea ammonium nitrate solution fertilizer products Historical Segment Financial Summary 18 (1) Balance Sheet data as of the end of each respective fiscal period. Energy Segment LTM September 30, ($ millions) 2014 2015 2016 2017 Select Income Statement Data: Total revenues $9,292 $5,442 $4,764 $5,730 Adjusted EBITDA 716 755 313 391 Net income (loss) 168 7 (604) (1) Adjusted EBITDA attrib. to IEP $415 $436 $156 $205 Net income (loss) attrib. to IEP 95 25 (327) 24 Select Balance Sheet Data (1) : Total assets $5,334 $4,888 $5,013 $4,947 Equity attributable to IEP 1,612 1,508 1,034 941 FYE December 31, 2

2 Segment: Automotive

Company Description

- We conduct our Automotive segment through our wholly owned subsidiaries Federal-Mogul LLC ("Federal-Mogul") and Icahn Automotive Group LLC ("Icahn Automotive"), which is the parent company of IEH Auto Parts Holding LLC and The Pep Boys - Manny, Moe and Jack
- Federal-Mogul is engaged in the manufacture and distribution of automotive parts
- Icahn Automotive provides automotive maintenance services as well as retail and wholesale sales of automotive parts

Historical Segment Financial Summary

Automotive Segment	FYE December 31,			LTM September 30,
($ millions)	2014	2015[2]	2016[2]	2017
Select Income Statement Data:				
Total revenues	$7,324	$7,853	$9,928	$10,282
Adjusted EBITDA	630	651	834	813
Net income (loss)	(90)	(352)	77	543
Adjusted EBITDA attrib. to IEP	$502	$531	$692	$768
Net income (loss) attrib. to IEP	(87)	(299)	53	529
Select Balance Sheet Data[1]:				
Total assets	$7,529	$7,943	$9,819	$10,651
Equity attributable to IEP	1,231	1,270	2,292	2,852

Recent Developments

- In January 2017, Icahn Enterprises completed the acquisition of all outstanding shares of Federal Mogul not already owned by Icahn Enterprises

Federal-Mogul: Powertrain Highlights

- Fuel economy and emissions content driving market growth
  - Combustion engines still #1 for foreseeable future
  - Regulations increasing demand for further improvement through 2025
  - Engine downsizing creates higher content product mix
- Leading powertrain products with #1 or #2 position in most major product categories
- Extensive technology and intellectual property with focus on core product lines
- Investing in emerging markets where there are attractive opportunities for growth
- Continued restructuring to lower cost structure and improve manufacturing footprint

Federal-Mogul: Motorparts Highlights

- Aftermarket benefits from the growing number of vehicles and the increasing age of vehicles
- Leader in most of its product categories with a long history of quality and strong brand names including Champion, Wagner, Ferodo, MOOG, Fel-Pro
- Investing in Growth
  - **Global Expansion**: Leverage global capabilities in Asia and other emerging markets
  - **Distribution and IT**: Improve customer service and delivery, order and inventory management, on-line initiatives
  - **Cost Structure**: improve manufacturing footprint, optimize low-cost sourcing and operational performance
  - **Product Line Growth**: expand existing product lines and add new product lines
  - **Product Differentiation and Brand Value**: invest in product innovation and communicate brand value proposition to end customers

Icahn Automotive Group LLC

- Pep Boys and IEH Auto are operated together in order to grow their sales to DIFM distributors and DIFM service professionals, to grow their automotive service business, and to maintain their DIY customer bases by offering the broadest product assortment in the automotive aftermarket
- In 2017, we increased the number of stores in our service network by over 1,000 locations
  - Just Brakes in January 2017 (134 locations), Precision Auto Care in July 2017 (253 locations), American Driveline Systems in October 2017 (680 locations)

(1) Balance Sheet data as of the end of each respective fiscal period.
(2) Results include IEH Auto Parts Holding LLC beginning June 1, 2015 and Pep Boys beginning February 3, 2016.

19

2 Segment: Railcar

Segment Description

- American Railcar Industries, Inc. (NASDAQ:ARII) operates in three business segments: manufacturing operations, railcar services and leasing
- American Railcar Leasing, LLC ("ARL"), was engaged in the business of leasing railcars. As of June 1, 2017, IEP sold ARL, along with a majority of its railcar lease fleet

Historical Segment Financial Summary

Railcar Segment ($ millions)	FYE December 31, 2014	2015	2016	LTM September 30, 2017
Net Sales/Other Revenues From Operations:				
Manufacturing	$379	$440	$430	$299
Railcar leasing	364	452	471	377
Railcar services	47	47	51	67
Total	$790	$939	$952	$743
Gross Margin:				
Manufacturing	$91	$102	$64	$33
Railcar leasing	219	276	276	277
Railcar services	17	22	23	23
Total	$327	$400	$363	$333
Adjusted EBITDA attrib. to IEP	$269	$318	$379	$312
Net income (loss) attrib. to IEP	122	137	150	1,115
Total assets[1]	$3,120	$3,681	$3,332	$1,910
Equity attributable to IEP[1]	711	742	444	787

Highlights and Recent Developments

- The initial sale of ARL to SMBC Rail closed on June 1, 2017
  - Received approximately $1.3 billion in cash resulting in a pre-tax gain of $1.5 billion for the first nine months ending September 30, 2017
  - In October 2017, we sold an additional 4,382 railcars to SMBC Rail for $522 million, resulting in a $154 million pretax gain
- Railcar manufacturing
  - Railcar shipments for the three months ended September 30, 2017 of 893 railcars, including 275 railcars to leasing customers
  - Tank railcar demand impacted by volatile crude oil prices
- Approximately 12,700 railcars[2] in lease fleet provide stable cash flows
- ARI annualized dividend is $1.60 per share
- On July 28, 2015, ARI's Board of Directors authorized a $250 million stock repurchase program

(1) Balance Sheet data as of the end of each respective fiscal period.
(2) As of November 1, 2017.

20

2 Segment: Gaming

Company Description

- We conduct our Gaming segment through our majority ownership in Tropicana Entertainment and Trump Entertainment
- Tropicana Entertainment Inc. (OTCPK:TPCA) operates eight casino facilities featuring approximately 392,000 square feet of gaming space with approximately 8,000 slot machines, 300 table games and 5,500 hotel rooms as of September 30, 2017
  - Eight casino facilities located in New Jersey, Indiana, Nevada, Mississippi, Missouri, Louisiana and Aruba
  - Successful track record operating gaming companies, dating back to 2000
- Trump Entertainment Resort, Inc. owns Trump Plaza Hotel and Casino, which ceased operations in September 2014

Historical Segment Financial Summary

Gaming Segment ($ millions)	FYE December 31, 2014	2015	2016[2]	LTM September 30, 2017
Select Income Statement Data:				
Total revenues	$849	$811	$948	$949
Adjusted EBITDA	99	142	118	153
Net income (loss)	269	38	(95)	64
Adjusted EBITDA attrib. to IEP	$66	$96	$73	$105
Net income (loss) attrib. to IEP	185	26	(109)	43
Select Balance Sheet Data[1]:				
Total assets	$1,260	$1,285	$1,402	$1,333
Equity attributable to IEP	578	604	730	841

Highlights and Recent Developments

- In August 2017, Tropicana repurchased shares of its common stock aggregating $36 million and IEP purchased shares of Tropicana common stock aggregating $95 million in connection with a combined tender offer commenced by IEP and Tropicana

Tropicana Entertainment Inc.

- Management uses a highly analytical approach to enhance marketing, improve utilization, optimize product mix and reduce expenses
  - Established measurable, property specific, customer service goals and objectives to meet customer needs
  - Utilize sophisticated customer analytic techniques to improve customer experience
- Selective reinvestment in core properties including upgraded hotel rooms, refreshed casino floor products tailored for each regional market and pursuit of strong brands for restaurant and retail opportunities
  - Evansville, IN land based casino opened in October 2017
- Capital structure with ample liquidity for synergistic acquisitions in regional gaming markets
  - In April 2014, Tropicana acquired Lumière Place Casino in St. Louis, Missouri

Trump Entertainment Resort, Inc.

- In Q1 2016, IEP obtained control and began consolidating the results of Trump Entertainment, which owned Trump Taj Mahal Casino Resort in Atlantic City, New Jersey
  - Trump Taj Mahal closed in October 2016
  - In Q1 2017, IEP sold the Trump Taj Mahal Casino Resort

(1) Balance Sheet data as of the end of each respective fiscal period.
(2) Results include Trump Entertainment beginning February 26, 2016.

21

3 Significant Asset Coverage

($Millions)

- Significant Valuation demonstrated by market value of IEP's public subsidiaries and Holding Company interest in Funds and book value or market comparables of other assets

	As of			
	Dec 31 2016	March 31 2017	June 30 2017	Sept 30 2017
Market-valued Subsidiaries				
Holding Company interest in Funds (1)	$1,669	$1,846	$2,742	$2,882
CVR Energy (2)	1,808	1,430	1,549	1,844
CVR Refining - direct holding (2)	60	54	55	57
American Railcar Industries (2)	538	488	455	458
Total market-valued subsidiaries	$4,074	$3,818	$4,801	$5,241
Other Subsidiaries				
Tropicana (3)	$862	$981	$1,092	$1,429
Viskase (3)	154	155	164	179
Federal-Mogul (4)	1,429	1,690	1,690	1,690
Real Estate Holdings (1)	642	638	643	851
PSC Metals (1)	155	169	169	169
WestPoint Home (1)	164	161	157	153
ARL / RemainCo (5)	1,689	1,699	557	537
Ferrous Resources (1)	104	109	125	123
Icahn Automotive Group LLC (1)	1,319	1,301	1,325	1,487
Trump Entertainment (1)	86	28	32	64
Total - other subsidiaries	$6,605	$6,932	$5,954	$6,683
Add: Holding Company cash and cash equivalents (6)	225	337	653	484
Less: Holding Company debt (6)	(5,490)	(5,507)	(5,507)	(5,508)
Add: Other Holding Company net assets (7)	171	163	93	175
Indicative Net Asset Value	**$5,585**	**$5,743**	**$5,994**	**$7,075**

Note: Indicative net asset value does not purport to reflect a valuation of IEP. The calculated Indicative net asset value does not include any value for our Investment Segment other than the fair market value of our investment in the Investment Funds. A valuation is a subjective exercise and Indicative net asset value does not necessarily consider all elements or consider in the adequate proportion the elements that could affect the valuation of IEP. Investors may reasonably differ on what such elements are and their impact on IEP. No representation or assurance, express or implied is made as to the accuracy and correctness of indicative net asset value as of these dates or with respect to any future indicative or prospective results which may vary.

(1) Represents equity attributable to us as of each respective date.
(2) Based on closing share price on each date (or if such date was not a trading day, the immediately preceding trading day) and the number of shares owned by the Holding Company as of each respective date.
(3) Amounts based on market comparables due to lack of material trading volume. Tropicana valued at 8.5x Adjusted EBITDA for the twelve months ended December 31, 2016, and 9.0x Adjusted EBITDA for the twelve months ended March 31, 2017, June 30, 2017 and September 30, 2017. Viskase valued at 9.0x Adjusted EBITDA for the twelve months ended December 31, 2016, March 31, 2017, June 30, 2017 and September 30, 2017.
(4) December 31, 2016 represents the closing share price on each date (or if such date was not a trading day, the immediately preceding trading day) and the number of shares owned by the Holding Company. March 31, 2017, June 30, 2017 and September 30, 2017 represents the value of the company based on IEP's tender offer during Q1 2017.
(5) December 31, 2016 and March 31, 2017 reflect the initial sale of ARL to SMBC Rail and assumes that the ARL cars not being sold to SMBC Rail during the initial closing are valued at the purchase price option set forth in the ARL sales agreement less liabilities. June 30, 2017 and September 30, 2017 represents the option purchase price of the remaining cars not sold in the initial ARL sale, plus working capital as of that date.
(6) Holding Company's balance as of each respective date.
(7) Holding Company's balance as of each respective date. For March 31, 2017, the distribution payable was adjusted to $20 million, which represents the actual distribution paid subsequent to March 31, 2017.

22

Strong, Stable Cash Flow Generation from Operating Subsidiaries  The Company and its subsidiaries generate ample cash flow to cover interest payments and operating expenses  Holding Company liquidity of $3.7 billion (1) , comprised of Hold Co. cash and IEP’s interest in the Investment Funds 4 (1) As adjusted for three transactions which occurred on October 2, 2017: $522 million from the sale of 4,382 railcars, $124 mill ion for the purchase of American Driveline Systems and $300 million investment into the Investment segment. 23 Actual As Adjusted (1) Last Twelve Months Ended September 30, 2017 Last Twelve Months Ended September 30, 2017 ($in millions) (unaudited) (unaudited) Cash Dividends and Distributions: CVR Energy, Inc. $182 $182 American Railcar Industries, Inc. 19 19 American Railcar Leasing, LLC 72 72 Icahn Automotive Group - - Cash distribution from our Real Estate segment 15 15 Cash distribution from our Investment segment 300 300 Total regular cash dividends and distributions $588 $588 Proceeds from asset sales: American Railcar Leasing, LLC $1,286 $1,808 Real Estate segment 255 255 Other 37 37 Total proceeds from asset sales $1,578 $2,100 Significant investments: Icahn Automotive Group ($220) ($344) Federal-Mogul (254) (254) Tropicana (95) (95) Investment segment (1,300) (1,600) Total significant investments ($1,869) ($2,293) Cash flow, net of significant investments $297 $395

Liquidity Serves as a Competitive Advantage  The Company and its subsidiaries maintain ample liquidity to take advantage of attractive opportunities for their respective businesses ($Millions) 24 4 Actual As Adjusted (1) Liquidity As of 9/30/2017 As of 9/30/2017 Liquid Assets: Hold Co. Cash & Cash Equivalents $484 $582 IEP Interest in Investment Funds 2,864 3,164 Subsidiaries Cash & Cash Equivalents 1,554 1,554 Total $4,902 $5,300 Subsidiary Revolver Availability: Automotive $456 $456 Energy 419 419 Railcar 200 200 Gaming - - Food Packaging 8 8 Home Fashion 24 24 Subsidiary Revolver Availability $1,107 $1,107 Total Liquidity $6,009 $6,407 (1) As adjusted for three transactions which occurred on October 2, 2017: $522 million from the sale of 4,382 railcars, $124 mill ion for the purchase of American Driveline Systems and $300 million investment into the Investment segment.

Financial Performance

Financial Performance

($Millions)

Net Income (Loss) Attributable to Icahn Enterprises



($373)
($1,194)
($1,128)
$1,926
FYE 2014
FYE 2015
FYE 2016
LTM 9/30/17

($ in millions)	FYE December 31, 2014	2015	2016	LTM September 30, 2017
Net Income (Loss) Attributable to Icahn Enterprises				
Investment	($305)	($760)	($604)	$54
Automotive	(87)	(299)	53	529
Energy	95	25	(327)	24
Metals	(25)	(51)	(20)	(3)
Railcar	122	137	150	1,115
Gaming	185	26	(109)	43
Mining	-	(150)	(19)	5
Food Packaging	6	(3)	6	6
Real Estate	22	61	12	468
Home Fashion	2	(4)	(12)	(17)
Holding Company	(388)	(176)	(258)	(298)
Total	**($373)**	**($1,194)**	**($1,128)**	**$1,926**

Adjusted EBITDA Attributable to Icahn Enterprises



$1,018
$930
$837
$1,640
FYE 2014
FYE 2015
FYE 2016
LTM 9/30/17

($ in millions)	FYE December 31, 2014	2015	2016	LTM September 30, 2017
Adjusted EBITDA attributable to Icahn Enterprises				
Investment	($162)	($500)	($528)	$112
Automotive	502	531	692	768
Energy	415	436	156	205
Metals	(15)	(29)	(15)	12
Railcar	269	318	379	312
Gaming	66	96	73	105
Mining	-	(6)	1	19
Food Packaging	47	43	40	44
Real Estate	46	45	41	40
Home Fashion	5	6	(1)	(5)
Holding Company	(155)	(10)	(1)	28
Total	**$1,018**	**$930**	**$837**	**$1,640**

26

Consolidated Financial Snapshot

($Millions)

	FYE December 31,			Nine Months Ended September 30,		LTM September 30,
	2014	2015	2016	2016	2017	2017
Net Income (Loss):						
Investment	($684)	($1,665)	($1,487)	($972)	$440	($75)
Automotive	(90)	(352)	77	103	569	543
Energy	168	7	(604)	(588)	15	(1)
Metals	(25)	(51)	(20)	(13)	4	(3)
Railcar	188	213	183	123	1,074	1,134
Gaming	269	38	(95)	(69)	90	64
Mining	-	(195)	(24)	(21)	10	7
Food Packaging	9	(3)	8	8	8	8
Real Estate	22	61	12	13	469	468
Home Fashion	2	(4)	(12)	(6)	(11)	(17)
Holding Company	(388)	(176)	(258)	(234)	(274)	(298)
Net Income (Loss)	($529)	($2,127)	($2,220)	($1,656)	$2,394	$1,830
Less: net income (loss) attrib. to NCI	(156)	(933)	(1,092)	(734)	262	(96)
Net Income (Loss) attib. to IEP	**($373)**	**($1,194)**	**($1,128)**	**($2,390)**	**$2,656**	**$1,926**
Adjusted EBITDA:						
Investment	($385)	($1,100)	($1,257)	($788)	$574	$105
Automotive	630	651	834	650	629	813
Energy	716	755	313	270	348	391
Metals	(15)	(29)	(15)	(11)	16	12
Railcar	415	492	458	332	245	371
Gaming	99	142	118	109	144	153
Mining	-	(9)	2	(3)	22	27
Food Packaging	66	59	55	39	45	61
Real Estate	46	45	41	29	28	40
Home Fashion	5	6	(1)	0	(4)	(5)
Holding Company	(155)	(10)	(1)	6	35	28
Consolidated Adjusted EBITDA	**$1,422**	**$1,002**	**$547**	**$633**	**$2,082**	**$1,996**
Less: Adjusted EBITDA attrib. to NCI	404	72	(290)	60	(586)	356
Adjusted EBITDA attrib. to IEP	**$1,018**	**$930**	**$837**	**$693**	**$1,496**	**$1,640**
Capital Expenditures	$1,411	$1,359	$826	$615	$692	$903

27

Strong Balance Sheet ($Millions) 28 InvestmentAutomotive Energy Railcar Gaming Metals Mining Food Packaging Real Estate Home Fashion Holding Company Consolidated Assets                         Cash and cash equivalents $17 $366 $849 $106 $125 $14 $17 $18 $41 $1 $484 $2,038 Cash held at consolidated affiliated partnerships and restricted cash 951 - - 19 15 4 - 2 2 4 2 999 Investments 9,016 302 6 24 27 - - - - - 373 9,748 Accounts receivable, net - 1,477 143 34 11 57 8 78 10 35 - 1,853 Inventories, net - 2,618 340 73 - 30 26 93 - 76 - 3,256 Property, plant and equipment, net - 3,453 3,239 1,180 800 89 177 166 454 73 - 9,631 Goodwill and intangible assets, net - 1,817 303 7 74 3 - 36 31 - - 2,271 Other assets 1,026 618 67 467 281 26 23 106 393 4 10 3,021 Total Assets $11,010 $10,651 $4,947 $1,910 $1,333 $223 $251 $499 $931 $193 $869 $32,817 Liabilities and Equity Accounts payable, accrued expenses and other liabilities $1,712 $3,066 $1,532 $351 $187 $52 $46 $96 $57 $35 $216 $7,350 Securities sold, not yet purchased, at fair value 1,258 - - - - - - - - - - 1,258 Due to brokers 603 - - - - - - - - - - 603 Post-employment benefit liability - 1,127 - 9 - 2 - 72 - - - 1,210 Debt - 3,451 1,166 552 162 - 58 273 23 5 5,508 11,198 Total liabilities 3,573 7,644 2,698 912 349 54 104 441 80 40 5,724 21,619 Equity attributable to Icahn Enterprises 2,882 2,852 941 787 841 169 123 40 851 153 (4,855) 4,784 Equity attributable to non-controlling interests 4,555 155 1,308 211 143 - 24 18 - - - 6,414 Total equity 7,437 3,007 2,249 998 984 169 147 58 851 153 (4,855) 11,198 Total liabilities and equity $11,010 $10,651 $4,947 $1,910 $1,333 $223 $251 $499 $931 $193 $869 $32,817 As of September 30, 2017

Appendix 29

Evolution of Icahn Enterprises

- IEP began as American Real Estate Partners, which was founded in 1987, and has grown its diversified portfolio to ten operating segments and approximately $33 billion of assets as of September 30, 2017
- IEP has demonstrated a history of successfully acquiring undervalued assets and improving and enhancing their operations and financial results
- IEP's record is based on a long-term horizon that can enhance business value and facilitate a profitable exit strategy
  - In 2006, IEP sold its oil and gas assets for $1.5 billion, resulting in a net pre-tax gain of $0.6 billion
  - In 2008, IEP sold its investment in American Casino & Entertainment Properties for $1.2 billion, resulting in a pre-tax gain of $0.7 billion
  - In 2017, IEP sold American Railcar Leasing for $3.4 billion and recognized a pre-tax gain of $1.7 billion
- Acquired partnership interest in Icahn Capital Management L.P. in 2007
  - IEP and certain of Mr. Icahn's wholly owned affiliates are the sole investors in the Investment Funds
- IEP also has grown the business through organic investment and through a series of bolt-on acquisitions
  - Acquired Pep Boys in 2016

Timeline of Recent Acquisitions and Exits

As of December 31, 2007
- Mkt. Cap: $8.9bn
- Total Assets: $12.4bn

Current(1)
- Mkt. Cap: $9.3bn
- Total Assets: $32.8bn

Year: 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016 | 2017

Exits / other events (above timeline):

- **American Casino & Entertainment Properties** — 2/20/08: Sale of the casinos resulted in proceeds of $1.2 billion and a pre-tax gain of $0.7 billion
- **American Railcar Industries** — 1/15/10: 54.4% of ARI's shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units
- **CVR Refining & CVR Partners** — 2013: CVR Refining completed IPO and secondary offering. CVR Partners completed a secondary offering.
- **IEH Auto Parts Holding** — 6/1/15: IEH Auto Parts Holding acquired substantially all of the auto part assets in the U.S. of Uni-Select Inc.
- **American Railcar Leasing** — 2017: Sale of ARL for $3.4 billion and a pre-tax gain of $1.7 billion.

Acquisitions (below timeline):

- **Federal-Mogul** — 7/3/08: Acquired a majority interest in Federal-Mogul from companies wholly owned by Carl Icahn
- **Viskase** — 1/15/10: 71.4% of Viskase's shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units
- **Tropicana Entertainment** — 11/15/10: Received an equity interest as a result of a Ch.11 restructuring and subsequently acquired a majority stake
- **CVR Energy** — 5/4/12: Acquired a majority interest in CVR via a tender offer to purchase all outstanding shares of CVR
- **American Railcar Leasing** — 10/2/13: Acquired 75% of ARL from companies wholly owned by Carl Icahn
- **Ferrous Resources** — 6/8/15: IEP acquired a controlling interest in Ferrous Resources
- **Pep Boys** — 2/4/16: IEP acquired Pep Boys

(1) Market capitalization as of September 30, 2017 and balance sheet data as of September 30, 2017.

30

Segment: Food Packaging

Company Description

- Viskase Companies, Inc (OTCPK:VKSC) is a worldwide leader in the production and sale of cellulosic, fibrous and plastic casings for the processed meat and poultry industry
- Leading worldwide manufacturer of non-edible cellulosic casings for small-diameter meats (hot dogs and sausages)
  - Leading manufacturer of non-edible fibrous casings for large-diameter meats (sausages, salami, hams and deli meats)

Historical Segment Financial Summary

Food Packaging Segment	FYE December 31,			LTM September 30,
($ millions)	2014	2015	2016	2017
Select Income Statement Data:				
Total revenues	$346	$337	$332	$376
Adjusted EBITDA	66	59	55	61
Net income (loss)	9	(3)	8	8
Adjusted EBITDA attrib. to IEP	$47	$43	$40	$44
Net income (loss) attrib. to IEP	6	(3)	6	6
Select Balance Sheet Data[1]:				
Total assets	$436	$416	$428	$499
Equity attributable to IEP	30	23	25	40

Highlights and Recent Developments

- Future growth expected to be driven by changing diets of a growing middle class in emerging markets
  - Majority of revenues from emerging markets
  - Acquired a plastic casing manufacturer in Poland in December 2016 and a fibrous casing manufacturer in January 2017
- Developed markets remain a steady source of income
  - Distribution channels to certain customers spanning more than 50 years
- Significant barriers to entry
  - Technically difficult chemical production process
  - Significant environmental and food safety regulatory requirements
  - Substantial capital cost

(1) Balance Sheet data as of the end of each respective fiscal period.

31

Segment: Metals

Company Description

- PSC Metals, Inc. is one of the largest independent metal recycling companies in the U.S.
- Collects industrial and obsolete scrap metal, processes it into reusable forms and supplies the recycled metals to its customers
- Strong regional footprint (Upper Midwest, St. Louis Region and the South)

Historical Segment Financial Summary

Metals Segment	FYE December 31,			LTM September 30,
($ millions)	2014	2015	2016	2017
Select Income Statement Data:				
Total revenues	$711	$365	$269	$376
Adjusted EBITDA	(15)	(29)	(15)	12
Net income (loss)	(25)	(51)	(20)	(3)
Adjusted EBITDA attrib. to IEP	($15)	($29)	($15)	$12
Net income (loss) attrib. to IEP	(25)	(51)	(20)	(3)
Select Balance Sheet Data[1]:				
Total assets	$315	$215	$193	$223
Equity attributable to IEP	250	182	155	169

Highlights and Recent Developments

- Increasing global demand for steel and other metals drives demand for U.S. scrap
- Results are currently impacted by headwinds from:
  - Low iron ore prices
  - Strong U.S. dollar
  - Increased steel imports
- Scrap recycling process is "greener" than virgin steel production
  - Electric arc furnace drive scrap demand and are significantly more energy efficient than blast furnaces
  - Electric arc furnace steel mills are approximately 60% of U.S. production
- Highly fragmented industry with potential for further consolidation
  - Capitalizing on consolidation and vertical integration opportunities
  - PSC is building a leading position in its markets
- Product diversification will reduce volatility through cycles
  - Expansion of non-ferrous share of total business

(1) Balance Sheet data as of the end of each respective fiscal period.

32

Segment: Real Estate

Company Description

- Consists of rental real estate, property development and associated club activities
- Rental real estate consists primarily of retail, office and industrial properties leased to single corporate tenants
- Property development and club operations are focused on the construction and sale of single and multi-family houses, lots in subdivisions and planned communities and raw land for residential development

Historical Segment Financial Summary

Real Estate Segment ($ millions)	FYE December 31, 2014	FYE December 31, 2015	FYE December 31, 2016	LTM September 30, 2017
Select Income Statement Data:				
Total revenues	$101	$131	$88	$543
Adjusted EBITDA	46	45	41	40
Net income (loss)	22	61	12	468
Adjusted EBITDA attrib. to IEP	$46	$45	$41	$40
Net income (loss) attrib. to IEP	22	61	12	468
Select Balance Sheet Data[1]:				
Total assets	$745	$701	$687	$931
Equity attributable to IEP	693	656	642	851

Highlights and Recent Developments

- Business strategy is based on long-term investment outlook and operational expertise

Rental Real Estate Operations

- Net lease portfolio overview
  - Single tenant (Over $200bn market cap, A- credit) for two large buildings with leases through 2020 – 2021
  - 12 legacy properties with 2.9 million square feet: 13% Retail, 57% Industrial, 30% Office.
- Maximize value of commercial lease portfolio through effective management of existing properties
  - Seek to sell assets on opportunistic basis

Property Development

- New Seabury in Cape Cod, Massachusetts and Grand Harbor in Vero Beach, Florida include land for future residential development of approximately 272 and 1,128 units, respectively
- In Q3 2017, sold a development property in Las Vegas Nevada for $600 million, resulting in a pretax gain of $456 million

Club Operations

- Club operations in New Seabury, Cape Cod and Grand Harbor, Vero Beach focus on operating golf club and related activities

(1) Balance Sheet data as of the end of each respective fiscal period.

33

Highlights and Recent Developments  IEP acquired a controlling interest in Ferrous Resources in June 2015 through a tender offer to purchase any and all of the outstanding shares. ─ Prior to the tender offer, IEP owned 14% of the company’s outstanding common stock and as of September 30, 2017 owned 77% Segment: Mining Company Description  Ferrous Resources has rights to certain iron ore mineral resources in Brazil and develops mining operations and related infrastructure to produce and sell iron ore products to the global steel industry. ─ Significant iron ore assets in the State of Minas Gerais , Brazil, known as Viga , Viga Norte, Esperança , Serrinha and Santanense . ─ Mineral rights near Jacuípe in the State of Bahia, Brazil. Historical Segment Financial Summary 34 Mining Segment Seven Months Ended December 31, 2015 (2) FYE December 31, 2016 LTM September 30, 2017 ($ millions) Select Income Statement Data: Total Revenues $28 $63 $96 Adjusted EBITDA (9) 2 27 Net income (loss) (195) (24) 7 Adjusted EBITDA attrib. to IEP ($6) $1 $19 Net income (loss) attrib. to IEP (150) (19) 5 Select Balance Sheet Data (1) : Total assets $203 $219 $251 Equity attributable to IEP 95 104 123 (1) Balance Sheet data as of the end of the fiscal period. (2) Icahn Enterprises acquired majority ownership of Ferrous Resources on June 8, 2015.

Segment: Home Fashion

Company Description

- WestPoint Home LLC is engaged in manufacturing, sourcing, marketing, distributing and selling home fashion consumer products
- WestPoint Home owns many of the most well-known brands in home textiles including Martex, Grand Patrician, Luxor and Vellux
- WPH also licenses brands such as IZOD, Under the Canopy, Southern Tide and Portico

Historical Segment Financial Summary

Home Fashion Segment	FYE December 31,			LTM September 30,
($ millions)	2014	2015	2016	2017
Select Income Statement Data:				
Total revenues	$181	$194	$196	$182
Adjusted EBITDA	5	6	(1)	(5)
Net income (loss)	2	(4)	(12)	(17)
Adjusted EBITDA attrib. to IEP	$5	$6	($1)	($5)
Net income (loss) attrib. to IEP	2	(4)	(12)	(17)
Select Balance Sheet Data[1]:				
Total assets	$208	$206	$193	$193
Equity attributable to IEP	180	176	164	153

Highlights and Recent Developments

- One of the largest providers of home textile goods in the United States
- Transitioned majority of manufacturing to low cost plants overseas
- Streamlined merchandising, sales and customer service divisions
- Focus on core profitable customers and product lines
  - WPH has implemented a more customer-focused organizational structure with the intent of expanding key customer relationships and rebuilding the company's sales backlog
  - Realizing success placing new brands with top retailers
  - Continued strength with institutional customers
- Consolidation opportunity in fragmented industry

(1) Balance Sheet data as of the end of each respective fiscal period.

35

EBITDA Reconciliation 36

EBITDA and Adjusted EBITDA Reconciliation 37 ($Millions) Twelve Months Ended September 30, 2014 2015 2016 2016 2017 2017 (unaudited) Adjusted EBITDA attributable to Icahn Enterprises: Net income (loss) ($373) ($1,194) ($1,128) ($922) $2,132 $1,926 Interest expense, net 614 762 620 468 485 $637 Income tax expense (benefit) (109) 14 12 60 97 $49 Depreciation, depletion and amortization 573 616 766 557 601 $810 EBITDA attributable to Icahn Enterprises $705 $198 $270 $163 $3,315 $3,422 Impairment of assets 72 544 466 429 82 $119 Restructuring costs 67 80 26 24 13 $15 Non-service cost of U.S. based pension (6) 1 14 10 10 $14 FIFO impact unfavorable 94 35 (31) (18) - ($13) Certain share-based compensation expense 8 11 1 - - $1 Major scheduled turnaround expense 5 62 20 20 24 $24 (Gains) losses on disposition of assets (6) (37) (9) (8) (1,966) ($1,967) Net loss on extinguishment of debt 152 1 1 1 4 $4 Unrealized gain on certain derivatives (41) 2 32 23 4 $13 Tax settlements (22) - - - (57) ($57) Other (10) 33 47 49 67 $65 Adjusted EBITDA attributable to Icahn Enterprises $1,018 $930 $837 $693 $1,496 $1,640 Year Ended December 31, Nine Months Ended September 30, (unaudited) (unaudited)

Adjusted EBITDA Reconciliation by Segment – Nine Months Ended September 30, 2017

($Millions)

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:												
Net income (loss)	$440	$569	$15	$4	$1,074	$90	$10	$8	$469	($11)	($274)	$2,394
Interest expense, net	134	120	81	-	37	8	4	10	(1)	-	242	635
Income tax expense (benefit)	-	(537)	(2)	(3)	525	48	2	5	-	-	72	110
Depreciation, depletion and amortization	-	375	208	15	51	54	4	18	15	6	-	746
EBITDA before non-controlling interests	$574	$527	$302	$16	$1,687	$200	$20	$41	$483	($5)	$40	$3,885
Impairment of assets	-	12	-	-	68	-	-	-	2	-	-	82
Restructuring costs	-	11	-	-	-	-	-	3	-	-	-	14
Non-service cost of U.S. based pension	-	8	-	-	-	-	-	3	-	-	-	11
Major scheduled turnaround expense	-	-	40	-	-	-	-	-	-	-	-	40
(Gains) losses on disposition of assets	-	(4)	2	-	(1,511)	3	-	-	(456)	-	-	(1,966)
Net loss on extinguishment of debt	-	4	-	-	-	-	-	-	-	-	-	4
Unrealized gain on certain derivatives	-	-	6	-	-	-	-	-	-	-	-	6
Tax settlements	-	-	-	-	-	(61)	-	-	-	-	-	(61)
Other	-	71	(2)	-	1	2	2	(2)	(1)	1	(5)	67
Adjusted EBITDA before non-controlling interests	$574	$629	$348	$16	$245	$144	$22	$45	$28	($4)	$35	$2,082
Adjusted EBITDA attributable to IEP:												
Net income (loss)	$212	$561	$22	$4	$1,063	$72	$8	$6	$469	($11)	($274)	$2,132
Interest expense, net	44	120	33	-	31	6	3	7	(1)	-	242	485
Income tax expense (benefit)	-	(537)	4	(3)	518	38	1	4	-	-	72	97
Depreciation, depletion and amortization	-	375	99	15	35	41	2	13	15	6	-	601
EBITDA attributable to Icahn Enterprises	$256	$519	$158	$16	$1,647	$157	$14	$30	$483	($5)	$40	$3,315
Impairment of assets	-	12	-	-	68	-	-	-	2	-	-	82
Restructuring costs	-	11	-	-	-	-	-	2	-	-	-	13
Non-service cost of U.S. based pension	-	8	-	-	-	-	-	2	-	-	-	10
Major scheduled turnaround expense	-	-	24	-	-	-	-	-	-	-	-	24
(Gains) losses on disposition of assets	-	(4)	2	-	(1,511)	3	-	-	(456)	-	-	(1,966)
Net loss on extinguishment of debt	-	4	-	-	-	-	-	-	-	-	-	4
Unrealized gain on certain derivatives	-	-	4	-	-	-	-	-	-	-	-	4
Tax settlements	-	-	-	-	-	(57)	-	-	-	-	-	(57)
Other	-	71	(3)	-	1	2	2	(1)	(1)	1	(5)	67
Adjusted EBITDA attributable to Icahn Enterprises	$256	$621	$185	$16	$205	$105	$16	$33	$28	($4)	$35	$1,496

38

Adjusted EBITDA Reconciliation by Segment – Nine Months Ended September 30, 2016

($Millions)

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:												
Net income (loss)	($972)	$103	($588)	($13)	$123	($69)	($21)	$8	$13	($6)	($234)	($1,656)
Interest expense, net	184	116	56	-	64	9	4	10	1	-	215	659
Income tax expense (benefit)	-	12	(17)	(12)	42	24	2	5	-	-	25	81
Depreciation, depletion and amortization	-	337	191	17	103	53	3	15	15	5	-	739
EBITDA before non-controlling interests	($788)	$568	($358)	($8)	$332	$17	($12)	$38	$29	($1)	$6	($177)
Impairment of assets	-	4	574	-	-	92	-	-	-	-	-	670
Restructuring costs	-	28	-	1	-	-	-	-	-	-	-	29
Non-service cost of U.S. based pension	-	9	-	-	-	-	-	4	-	-	-	13
FIFO impact unfavorable	-	-	(30)	-	-	-	-	-	-	-	-	(30)
Major scheduled turnaround expense	-	-	38	-	-	-	-	-	-	-	-	38
Gains on disposition of assets	-	(9)	-	(1)	-	1	-	-	(1)	-	-	(10)
Net loss on extinguishment of debt	-	-	5	-	-	-	-	-	-	-	-	5
Unrealized gain on certain derivatives	-	-	40	-	-	-	-	-	-	-	-	40
Other	-	50	1	(3)	-	(1)	9	(3)	1	1	-	55
Adjusted EBITDA before non-controlling interests	($788)	$650	$270	($11)	$332	$109	($3)	$39	$29	$0	$6	$633
Adjusted EBITDA attributable to IEP:												
Net income (loss)	($446)	$85	($329)	($13)	$98	($80)	($16)	$6	$13	($6)	($234)	($922)
Interest expense, net	62	96	20	-	57	7	3	7	1	-	215	468
Income tax expense (benefit)	-	6	(10)	(12)	30	15	2	4	-	-	25	60
Depreciation, depletion and amortization	-	287	94	17	87	39	2	11	15	5	-	557
EBITDA attributable to Icahn Enterprises	($384)	$474	($225)	($8)	$272	($19)	($9)	$28	$29	($1)	$6	$163
Impairment of assets	-	3	334	-	-	92	-	-	-	-	-	429
Restructuring costs	-	23	-	1	-	-	-	-	-	-	-	24
Non-service cost of U.S. based pension	-	7	-	-	-	-	-	3	-	-	-	10
FIFO impact unfavorable	-	-	(18)	-	-	-	-	-	-	-	-	(18)
Major scheduled turnaround expense	-	-	20	-	-	-	-	-	-	-	-	20
Gains on disposition of assets	-	(7)	-	(1)	-	1	-	-	(1)	-	-	(8)
Net loss on extinguishment of debt	-	-	1	-	-	-	-	-	-	-	-	1
Unrealized gain on certain derivatives	-	-	23	-	-	-	-	-	-	-	-	23
Other	-	45	1	(3)	-	(1)	7	(2)	1	1	-	49
Adjusted EBITDA attributable to Icahn Enterprises	($384)	$545	$136	($11)	$272	$73	($2)	$29	$29	$0	$6	$693

39

Adjusted EBITDA Reconciliation by Segment – Last Twelve Months Ended September 30, 2017

($Millions)

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:												
Net income (loss)	($75)	$543	($51)	($53)	$1,134	$64	$7	$8	$468	($17)	($298)	$1,830
Interest expense, net	180	157	107	-	56	11	5	12	-	-	315	843
Income tax expense (benefit)	-	(509)	(30)	(7)	540	48	2	8	-	-	13	65
Depreciation, depletion and amortization	-	511	275	20	82	72	4	23	22	9	-	1,018
EBITDA before non-controlling interests	$105	$702	$351	$10	$1,812	$195	$18	$51	$490	($8)	$30	$3,756
Impairment of assets	-	26	-	1	68	14	-	-	7	2	3	121
Restructuring costs	-	10	-	1	-	-	-	6	-	-	-	17
Non-service cost of U.S. based pension	-	12	-	-	-	-	-	4	-	-	-	16
FIFO impact unfavorable	-	-	(22)	-	-	-	-	-	-	-	-	(22)
Certain share-based compensation expense	-	-	-	-	1	-	-	-	-	-	-	1
Major scheduled turnaround expense	-	-	40	-	-	-	-	-	-	-	-	40
(Gains) losses on disposition of assets	-	(4)	2	-	(1,511)	3	-	-	(456)	(1)	-	(1,967)
Net loss on extinguishment of debt	-	4	-	-	-	-	-	-	-	-	-	4
Unrealized gain on certain derivatives	-	-	22	-	-	-	-	-	-	-	-	22
Tax settlements	-	-	-	-	-	(61)	-	-	-	-	-	(61)
Other	-	63	(2)	-	1	2	9	-	(1)	2	(5)	69
Adjusted EBITDA before non-controlling interests	$105	$813	$391	$12	$371	$153	$27	$61	$40	($55)	$28	$1,996
Adjusted EBITDA attributable to IEP:												
Net income (loss)	$54	$529	$24	($53)	$1,115	$43	$5	$6	$468	($17)	($298)	$1,926
Interest expense, net	58	151	44	-	48	8	4	9	-	-	315	637
Income tax expense (benefit)	-	(513)	(18)	(7)	529	38	1	6	-	-	13	49
Depreciation, depletion and amortization	-	494	132	20	61	54	2	16	22	9	-	810
EBITDA attributable to Icahn Enterprises	$112	$661	$182	$10	$1,753	$143	$12	$37	$490	($8)	$30	$3,422
Impairment of assets	-	24	-	1	68	14	-	-	7	2	3	119
Restructuring costs	-	10	-	1	-	-	-	4	-	-	-	15
Non-service cost of U.S. based pension	-	11	-	-	-	-	-	3	-	-	-	14
FIFO impact unfavorable	-	-	(13)	-	-	-	-	-	-	-	-	(13)
OPEB curtailment gains	-	-	-	-	-	-	-	-	-	-	-	-
Certain share-based compensation expense	-	-	-	-	1	-	-	-	-	-	-	1
Major scheduled turnaround expense	-	-	24	-	-	-	-	-	-	-	-	24
(Gains) losses on disposition of assets	-	(4)	2	-	(1,511)	3	-	-	(456)	(1)	-	(1,967)
Net loss on extinguishment of debt	-	4	-	-	-	-	-	-	-	-	-	4
Unrealized gain on certain derivatives	-	-	13	-	-	-	-	-	-	-	-	13
Tax settlements	-	-	-	-	-	(57)	-	-	-	-	-	(57)
Other	-	62	(3)	-	1	2	7	-	(1)	2	(5)	65
Adjusted EBITDA attributable to Icahn Enterprises	$112	$768	$205	$12	$312	$105	$19	$44	$40	($55)	$28	$1,640

40

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2016

($Millions)

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:												
Net income (loss)	($1,487)	$77	($604)	($20)	$183	($95)	($24)	$8	$12	($12)	($258)	($2,220)
Interest expense, net	230	153	82	-	83	12	5	12	2	-	288	867
Income tax expense (benefit)	-	40	(45)	(16)	57	24	2	8	-	-	(34)	36
Depreciation, depletion and amortization	-	473	258	22	134	71	3	20	22	8	-	1,011
EBITDA before non-controlling interests	($1,257)	$743	($309)	($14)	$457	$12	($14)	$48	$36	($4)	($4)	($306)
Impairment of assets	-	18	574	1	-	106	-	-	5	2	3	709
Restructuring costs	-	27	-	2	-	-	-	3	-	-	-	32
Non-service cost of U.S. based pension	-	13	-	-	-	-	-	5	-	-	-	18
FIFO impact unfavorable	-	-	(52)	-	-	-	-	-	-	-	-	(52)
Certain share-based compensation expense	-	-	-	-	1	-	-	-	-	-	-	1
Major scheduled turnaround expense	-	-	38	-	-	-	-	-	-	-	-	38
(Gains) losses on disposition of assets	-	(9)	-	(1)	-	1	-	-	(1)	(1)	-	(11)
Net loss on extinguishment of debt	-	-	5	-	-	-	-	-	-	-	-	5
Unrealized gain on certain derivatives	-	-	56	-	-	-	-	-	-	-	-	56
Other	-	42	1	(3)	-	(1)	16	(1)	1	2	-	57
Adjusted EBITDA before non-controlling interests	($1,257)	$834	$313	($15)	$458	$118	$2	$55	$41	($1)	($1)	$547
Adjusted EBITDA attributable to IEP:												
Net income (loss)	($604)	$53	($327)	($20)	$150	($109)	($19)	$6	$12	($12)	($258)	($1,128)
Interest expense, net	76	127	31	-	74	9	4	9	2	-	288	620
Income tax expense (benefit)	-	30	(32)	(16)	41	15	2	6	-	-	(34)	12
Depreciation, depletion and amortization	-	406	127	22	113	52	2	14	22	8	-	766
EBITDA attributable to Icahn Enterprises	($528)	$616	($201)	($14)	$378	($33)	($11)	$35	$36	($4)	($4)	$270
Impairment of assets	-	15	334	1	-	106	-	-	5	2	3	466
Restructuring costs	-	22	-	2	-	-	-	2	-	-	-	26
Non-service cost of U.S. based pension	-	10	-	-	-	-	-	4	-	-	-	14
FIFO impact unfavorable	-	-	(31)	-	-	-	-	-	-	-	-	(31)
Certain share-based compensation expense	-	-	-	-	1	-	-	-	-	-	-	1
Major scheduled turnaround expense	-	-	20	-	-	-	-	-	-	-	-	20
(Gains) losses on disposition of assets	-	(7)	-	(1)	-	1	-	-	(1)	(1)	-	(9)
Net loss on extinguishment of debt	-	-	1	-	-	-	-	-	-	-	-	1
Unrealized gain on certain derivatives	-	-	32	-	-	-	-	-	-	-	-	32
Other	-	36	1	(3)	-	(1)	12	(1)	1	2	-	47
Adjusted EBITDA attributable to Icahn Enterprises	($528)	$692	$156	($15)	$379	$73	$1	$40	$41	($1)	($1)	$837

41

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2015

($Millions)

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:												
Net income (loss)	($1,665)	($352)	$7	($51)	$213	$38	($195)	($3)	$61	($4)	($176)	($2,127)
Interest expense, net	563	138	45	-	80	11	2	12	2	-	288	1,141
Income tax (benefit) expense	-	50	59	(32)	69	27	1	10	-	-	(116)	68
Depreciation, depletion and amortization	-	346	229	29	127	63	8	19	21	7	-	849
EBITDA before non-controlling interests	($1,102)	$182	$340	($54)	$489	$139	($184)	$38	$84	$3	($4)	($69)
Impairment	-	344	253	20	-	-	169	-	2	-	-	788
Restructuring	-	89	-	2	-	-	-	5	-	1	-	97
Non-service cost of U.S. based pension	-	(1)	-	-	-	-	-	3	-	-	-	2
FIFO impact unfavorable	-	-	60	-	-	-	-	-	-	-	-	60
Certain share-based compensation expense	-	(1)	13	-	1	-	-	-	-	-	-	13
Major scheduled turnaround expense	-	-	109	-	-	-	-	-	-	-	-	109
Losses (gains) on disposition of assets	-	-	2	-	-	1	-	1	(40)	-	-	(36)
Expenses related to certain acquisitions	-	6	-	-	-	-	-	-	-	-	-	6
Net loss on extinguishment of debt	-	-	-	-	2	-	-	-	-	-	-	2
Unrealized gains on certain derivatives	-	-	2	-	-	-	-	-	-	-	-	2
Other	2	32	(24)	3	-	2	6	12	(1)	2	(6)	28
Adjusted EBITDA before non-controlling interests	($1,100)	$651	$755	($29)	$492	$142	($9)	$59	$45	$6	($10)	$1,002
Adjusted EBITDA attributable to IEP:												
Net income (loss)	($760)	($299)	$25	($51)	$137	$26	($150)	($3)	$61	($4)	($176)	($1,194)
Interest expense, net	259	113	25	-	57	7	2	9	2	-	288	762
Income tax (benefit) expense	-	46	54	(32)	36	18	1	7	-	-	(116)	14
Depreciation, depletion and amortization	-	285	125	29	86	43	6	14	21	7	-	616
EBITDA attributable to Icahn Enterprises	($501)	$145	$229	($54)	$316	$94	($141)	$27	$84	$3	($4)	$198
Impairment	-	282	110	20	-	-	130	-	2	-	-	544
Restructuring	-	73	-	2	-	-	-	4	-	1	-	80
Non-service cost of U.S. based pension	-	(1)	-	-	-	-	-	2	-	-	-	1
FIFO impact unfavorable	-	-	35	-	-	-	-	-	-	-	-	35
Certain share-based compensation expense	-	(1)	11	-	1	-	-	-	-	-	-	11
Major scheduled turnaround expense	-	-	62	-	-	-	-	-	-	-	-	62
Losses (gains) on disposition of assets	-	-	1	-	-	1	-	1	(40)	-	-	(37)
Expenses related to certain acquisitions	-	5	-	-	-	-	-	-	-	-	-	5
Net loss on extinguishment of debt	-	-	-	-	1	-	-	-	-	-	-	1
Unrealized gains on certain derivatives	-	-	2	-	-	-	-	-	-	-	-	2
Other	1	28	(14)	3	-	1	5	9	(1)	2	(6)	28
Adjusted EBITDA attributable to Icahn Enterprises	($500)	$531	$436	($29)	$318	$96	($6)	$43	$45	$6	($10)	$930

42

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2014

($Millions)

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:											
Net income (loss)	($684)	($90)	$168	($25)	$188	$269	$9	$22	$2	($388)	($529)
Interest expense, net	299	123	35	-	57	11	14	3	-	290	832
Income tax (benefit) expense	-	91	73	(18)	56	(147)	3	-	-	(161)	(103)
Depreciation, depletion and amortization	-	335	219	26	106	50	22	22	7	-	787
EBITDA before non-controlling interests	**($385)**	**$459**	**$495**	**($17)**	**$407**	**$183**	**$48**	**$47**	**$9**	**($259)**	**$987**
Impairment	-	24	103	3	-	-	-	5	-	-	135
Restructuring	-	86	-	-	-	-	-	-	(2)	-	84
Non-service cost of U.S. based pension	-	(6)	-	-	-	-	(1)	-	-	-	(7)
FIFO impact unfavorable	-	-	161	-	-	-	-	-	-	-	161
Certain share-based compensation expense	-	(4)	13	-	3	-	-	-	-	-	12
Major scheduled turnaround expense	-	-	7	-	-	-	-	-	-	-	7
(Gains) losses on disposal of assets	-	-	-	-	-	1	-	(4)	(3)	-	(6)
Net loss on extinguishment of debt	-	36	-	-	2	-	16	-	-	108	162
Unrealized loss on certain derivatives	-	-	(63)	-	-	-	-	-	-	-	(63)
Tax settlements	-	-	-	-	-	(32)	-	-	-	-	(32)
Other	-	35	-	(1)	3	(53)	3	(2)	1	(4)	(18)
Adjusted EBITDA before non-controlling interests	**($385)**	**$630**	**$716**	**($15)**	**$415**	**$99**	**$66**	**$46**	**$5**	**($155)**	**$1,422**
Adjusted EBITDA attributable to IEP:											
Net income (loss)	($305)	($87)	$95	($25)	$122	$185	$6	$22	$2	($388)	($373)
Interest expense, net	143	99	20	-	42	7	10	3	-	290	614
Income tax (benefit) expense	-	80	64	(18)	26	(102)	2	-	-	(161)	(109)
Depreciation, depletion and amortization	-	270	124	26	74	34	16	22	7	-	573
EBITDA attributable to Icahn Enterprises	**($162)**	**$362**	**$303**	**($17)**	**$264**	**$124**	**$34**	**$47**	**$9**	**($259)**	**$705**
Impairment	-	19	45	3	-		-	5	-	-	72
Restructuring	-	69	-	-	-	-	-	-	(2)	-	67
Non-service cost of U.S. based pension	-	(5)	-	-	-	-	(1)	-	-	-	(6)
FIFO impact unfavorable	-	-	94	-	-	-	-	-	-	-	94
Certain share-based compensation expense	-	(3)	9	-	2	-	-	-	-	-	8
Major scheduled turnaround expense	-	-	5	-	-	-	-	-	-	-	5
(Gains) losses on disposal of assets	-	-	-	-	-	1	-	(4)	(3)	-	(6)
Net loss on extinguishment of debt	-	31	-	-	1	-	12	-	-	108	152
Unrealized loss on certain derivatives	-	-	(41)	-	-	-	-	-	-	-	(41)
Tax settlements	-	-	-	-	-	(22)	-	-	-	-	(22)
Other	-	29	-	(1)	2	(37)	2	(2)	1	(4)	(10)
Adjusted EBITDA attributable to Icahn Enterprises	**($162)**	**$502**	**$415**	**($15)**	**$269**	**$66**	**$47**	**$46**	**$5**	**($155)**	**$1,018**

43